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                                                                    EXHIBIT 23.1



                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


American Technology Corporation
San Diego, California

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated November 19, 1996, relating to the financial statements of American Technology Corporation appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996.

We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                                   /s/ BDO SEIDMAN, LLP
                                                   BDO SEIDMAN, LLP


Denver, Colorado
September 19, 1997